Tortoise Capital Resources Announces Fiscal 2007
First Quarter Financial Results

FOR IMMEDIATE RELEASE

OVERLAND PARK, Kan. - April 12, 2007 - Tortoise Capital  Resources Corp.  (NYSE:
TTO) today  announced its financial  results for the three months ended Feb. 28,
2007, its first fiscal quarter-end following its initial public offering.

Highlights for the Quarter

    •    Completed our IPO
    •    Completed Two Investments
    •    Approximately 60% of Total Assets Invested
    •    Net Unrealized Appreciation of $1.8 million
    •    Net Assets of $122,192,391 or $13.84 per share
    •    Number of Portfolio Companies - Two Public/Four Private

Portfolio and Investment Activity

As of Feb. 28, 2007, Tortoise Capital Resources' investment portfolio (excluding short-term  investments) totaled $74.6 million,  including equity investments in
six  portfolio  companies   representing   approximately  $70.0  million  and  a
subordinated debt investment in one portfolio company representing $4.6 million.

In December 2006, the company made two new investments:

     -    $17.5 million private placement in Millennium Midstream Partners,  LP, a private limited  partnership  that owns midstream  assets located in
          Texas, Louisiana and the Gulf of Mexico.

     -    $17.5 million private placement of equity in Quest Midstream Partners,
          LP,  a  private  limited  partnership  that  owns and  operates  a gas
          gathering   system  in  the  Cherokee  Basin,   which  is  located  in
          southeastern Kansas and northern Oklahoma.

"We continue to see a strong  pipeline of private  transactions in the midstream and downstream sectors of the energy infrastructure area. The upstream sector is also growing with the successful launch of a handful of  publicly-traded  energy production MLPs,  including Legacy Reserves LP," said Tortoise Capital Resources
Manager,  Edward  Russell.  "Legacy  Reserves  joined  Eagle  Rock as our second holding to complete an IPO, validating our investment strategy."

Operational Highlights

Distributions Received from Investments:  For the period ended Feb. 28, 2007, we received $0.6 million in gross  distributions  from investments,  including $0.5 million  which was  characterized  as return of  capital,  and $0.3  million  in dividends  from  money  market  mutual  funds  and  interest  income  from  debt investments.  The weighted average yield on the company's  investment  portfolio
(excluding short-term investments) as of Feb. 28, 2007 was 9.1 percent.

Operating  Expenses:  Recurring  operating  expenses  were  $0.8  million  which consisted of $0.4 million in management  fees, $0.3 million in interest  expense on our  line of  credit  and  preferred  dividends,  and $0.1  million  of other operating expenses. Total operating expenses were $2.1

million,  which  includes  two  items  that  will  not be part of the  company's recurring  distributable cash flow. The company accrued $0.5 million for capital gain  incentive  fees that are not due until an  investment is  liquidated,  and incurred  costs for  redemption  of previously  outstanding  Series A Redeemable
Preferred Stock.  The Series A Redeemable  Preferred Stock issuance was utilized as bridge  financing to fund portfolio  investments  and was fully redeemed upon completion of our initial public offering.

Distributable Cash Flow (DCF): DCF for the quarter ended Feb. 28, 2007 was $0.02 million, comprised of $0.87 million received from investments less $0.85 million in expenses.  Expenses  include $0.2 million in preferred  stock  dividends  and exclude the accrued capital gain incentive fee provision.

Net  Income/Loss:  Net loss for the period was $1.4  million,  which  included a deferred tax benefit of $0.3 million.

Net Unrealized  Gain:  During the period,  net unrealized  gain was $1.8 million after a deferred tax expense of $1.1 million.

Liquidity and Capital Resources

On Feb. 7, 2007,  the company  completed  an initial  public  offering  (IPO) of
5,740,000 shares of common stock at $15.00 per share for gross proceeds of $86.1 million. After underwriting discount and offering expenses, the company received net proceeds of $79.5 million.

From these net proceeds,  approximately $11.6 million was used to repay the full amount then  outstanding  under the credit  facility and $18.5 million to redeem all of the Series A Redeemable  Preferred  Stock.  The company has $49.4 million remaining  from the net  proceeds  of the IPO for  investments  and $20  million available under its secured revolving credit facility.

Dividends

On Feb. 7, 2007, we paid a quarterly  dividend to our  stockholders of record as of Jan. 31, 2007 of $0.10 per common  share.  The company  anticipates  its next quarterly distribution will be paid on or about May 31, 2007.

Annual Stockholders' Meeting and First Quarter Results Call

The company will discuss  fiscal  fourth  quarter 2006 and fiscal first  quarter
2007 financial results at its annual stockholders'  meeting on April 13, 2007 at
11 a.m. CT at the University of Kansas Edwards  Campus,  Regnier Hall 165, 12600
Quivira  Road,  Overland  Park,  Kan.  Company  leaders will respond to investor questions following the meeting.

For those  unable to attend the  meeting,  a  conference  call will be provided.
Please  dial-in  approximately  five to 10 minutes prior to the scheduled  start time.

U.S./Canada: (800) 218-0204

International:  (303) 262-2140

The  meeting  will also be  webcast  in a  listen-only  format.  The link to the
webcast  and  a   supporting   slide   presentation   will  be   accessible   at
www.tortoiseadvisors.com.

A replay of the meeting  will be  available  beginning at 2 p.m. CT on April 13,
2007 and  continuing  until 12 p.m. CT April 27, 2007, by dialing (800) 405-2236
(U.S./Canada). The replay access

code is  11082820#.  A replay  of the  webcast  will  also be  available  on the company's Web site at www.tortoiseadvisors.com through April 13, 2008.

About Tortoise Capital Resources Corp.
Tortoise Capital Resources  invests  primarily in  privately-held  and micro-cap public companies  operating in the midstream and downstream  segments,  and to a lesser extent the upstream  segments of the U.S. energy  infrastructure  sector.
Tortoise Capital  Resources seeks to provide  stockholders a high level of total return, with an emphasis on dividends and dividend growth.

About Tortoise Capital Advisors, LLC
Tortoise Capital Advisors, LLC, the adviser to Tortoise Capital Resources Corp., is a pioneer  in the  capital  markets  for  master  limited  partnership  (MLP)
investment  companies and a leader in closed-end  funds and  separately  managed accounts focused on MLPs in the energy  infrastructure  sector.  As of March 31,
2007,  the  adviser  had  approximately  $2.7  billion of energy  infrastructure investment assets under management.

Safe Harbor Statement
This press release shall not  constitute an offer to sell or a  solicitation  to buy,  nor  shall  there  be  any  sale  of  these  securities  in any  state  or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Tortoise Capital Resources Corporation
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS & LIABILITIES

                                                                                       February 28, 2007         November 30, 2006
                                                                                   -------------------------   ---------------------
                                                                                          (Unaudited)
Assets
 Investments at value, non-affiliated (cost $65,842,743 and $21,867,831, respectively) $     68,500,103          $     22,196,689
 Investments at value, affiliated (cost $49,616,450 and $14,828,825, respectively)           50,076,418                14,828,825
 Investments at value, control (cost $5,550,000 and $5,550,000, respectively)                 5,683,519                 5,550,000
                                                                                       ----------------          ----------------
 Total investments (cost $121,009,193 and $42,246,656, respectively)                        124,260,040                42,575,514
 Dividends receivable                                                                           113,682                    24,262
 Interest receivable from affiliate                                                              40,950                    43,983
 Other receivable from affiliate                                                                    -                      44,487
 Prepaid expenses and other assets                                                               73,781                   244,766
                                                                                       ----------------          ----------------
 Total assets                                                                               124,488,453                42,933,012
                                                                                       ----------------          ----------------

Liabilities
 Management fees payable to Adviser                                                             218,957                   112,765
 Accrued capital gain incentive fees payable to Adviser (Note 4)                                487,627                       -
 Accrued expenses and other liabilities                                                         457,020                   155,303
 Current tax liability                                                                           86,386                    86,386
 Deferred tax liability                                                                       1,046,072                   250,156
                                                                                       ----------------          ----------------
 Total liabilities                                                                            2,296,062                   604,610
                                                                                       ----------------          ----------------
    Net assets applicable to common stockholders                                       $    122,192,391          $     42,328,402
                                                                                       ================          ================

Net Assets Applicable to Common Stockholders Consist of
 Warrants, no par value; 957,130 issued and outstanding
    at February 28, 2007 and 772,124 issued and outstanding at
    November 30, 2006 (5,000,000 authorized)                                           $      1,387,196          $      1,104,137
 Capital stock, $0.001 par value; 8,828,596 shares issued and outstanding at February 28, 2007 and 3,088,596 issued and outstanding
    at November 30, 2006 (100,000,000 shares authorized)                                          8,829                     3,089
 Additional paid-in capital                                                                 120,176,813                41,018,413
 Accumulated net investment loss, net of deferred tax benefit                                (1,394,844)                      -
 Accumulated realized loss, net of income tax benefit                                              (906)                     (906)
 Net unrealized appreciation of investments, net of deferred tax expense                      2,015,303                   203,669
                                                                                       ----------------          ----------------
    Net assets applicable to common stockholders                                       $    122,192,391          $     42,328,402
                                                                                       ================          ================

    Net Asset Value per common share outstanding (net assets applicable
       to common shares, divided by common shares outstanding)                         $          13.84          $          13.70
                                                                                       ================          ================

Tortoise Capital Resources Corporation
------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (Unaudited)
                                                                                  Period from
                                                           For the three     December 8, 2005 (1)
                                                           months ended            through
                                                         February 28, 2007    February 28, 2006
                                                         -----------------   --------------------
Investment Income
   Distributions received from investments
     Non-affiliated investments                           $    348,430           $         -
     Affiliated investments                                    255,257                     -
   Less return of capital on distributions
     Non-affiliated investments                               (286,252)                    -
     Affiliated investments                                   (193,805)                    -
                                                          ---------------        ---------------
        Net distribution income from investments               123,630                     -
   Dividends from money market mutual funds                    139,533               403,505
   Interest income from control investments                    128,472                     -
                                                          ---------------        ---------------
     Total Investment Income                                   391,635               403,505
                                                          ---------------        ---------------
Expenses
   Base management fees                                        380,067               136,796
   Capital gain incentive fees (Note 4)                        487,627                     -
   Professional fees                                            57,381                39,396
   Directors' fees                                              23,168                20,614
   Administrator fees                                           10,673                 6,844
   Reports to stockholders                                       4,458                13,743
   Fund accounting fees                                          5,849                 5,810
   Stock transfer agent fees                                     3,600                 2,749
   Custodian fees and expenses                                   2,600                 1,828
   Registration fees                                             1,668                     -
   Other expenses                                                6,538                 6,941
                                                          ---------------        ---------------
     Total Expenses before Interest Expense, Preferred
       Stock Dividends and Loss on Redemption of
       Preferred Stock                                         983,629               234,721
                                                          ---------------        ---------------
   Interest expense                                            123,481                     -
   Preferred stock dividends                                   228,750                     -
   Loss on redemption of preferred stock                       765,059                     -
                                                          ---------------        ---------------
     Total Interest Expense, Preferred Stock Dividends
       and Loss on Redemption of Preferred Stock             1,117,290                     -
                                                          ---------------        ---------------                                                    ----------       -----------
     Total Expenses                                          2,100,919               234,721
                                                          ---------------        ---------------                                                    ----------       -----------
Net Investment Income (Loss), before Income Taxes           (1,709,284)              168,784
     Current tax expense                                             -               (61,100)
     Deferred tax benefit                                      314,440                     -
                                                          ---------------        ---------------                                                    ----------       -----------
     Total Tax Expense                                         314,440               (61,100)
                                                          ---------------        ---------------                                                    ----------       -----------
Net Investment Income (Loss)                                (1,394,844)              107,684
                                                          ---------------        ---------------
Unrealized Appreciation of Investments
   Net unrealized appreciation of non-affiliated
   investments                                               2,328,503                    -
   Net unrealized appreciation of affiliated investments       459,968                    -
   Net unrealized appreciation of control investments          133,519                    -
                                                          ---------------        ---------------
     Net unrealized appreciation, before deferred tax
       expense                                               2,921,990                    -
       Deferred tax expense                                 (1,110,356)                   -
                                                          ---------------        ---------------
         Net Unrealized Appreciation of Investments          1,811,634                    -
                                                          ---------------        ---------------

Net Increase in Net Assets Applicable to Common
Stockholders
   Resulting from Operations                                $  416,790           $   107,684
                                                          ===============        ===============

Net Investment Income (Loss) Per Common Share
Basic and diluted                                           $   (0.31)           $      0.03

Net Increase in Net Assets Applicable To Common
Stockholders
     Resulting from Operations Per Common Share
Basic and Diluted                                           $    0.09            $      0.03

Weighted Average Shares of Common Stock Outstanding:
Basic and diluted                                           4,491,707              3,088,596

(1) Commencement of Operations.